UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   February 14, 2003

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22686	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (609) 495-2200

Item 9. Regulation FD Disclosure

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Palatin Technologies, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-Q for the quarter ended December 31, 2002 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 14, 2003	/s/ Carl Spana
principal executive officer

Dated: February 14, 2003	/s/ Stephen T. Wills
principal financial officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: February 14, 2003	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President and Chief Financial Officer